                                   OPTION AGREEMENT



    THIS OPTION AGREEMENT is entered into as of November 2, 1996 by and between CADENCE DESIGN SYSTEMS, INC., a Delaware corporation ("Parent"), and DAVID CHYAN ("Stockholder").

                                       RECITALS

    A. Parent, Wyoming Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Cooper & Chyan Technology, Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger and Reorganization dated as of October 28, 1996 (as amended from time to time, the "Reorganization Agreement"; capitalized terms used but not otherwise defined in this Option Agreement have the meanings assigned to such terms in the Reorganization Agreement), which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "Merger").

    B. As of the date hereof, Stockholder owns in aggregate (including shares held both beneficially and of record and other shares held either beneficially or of record) the number of shares of Company Common Stock set forth below Stockholder's name on the signature page hereof (all such shares together with any other shares of capital stock of the Company acquired after the date hereof by Stockholder being referred to herein as the "Subject Shares").


                                      AGREEMENT

    The parties to this Option Agreement, intending to be legally bound, agree as follows:

SECTION 1.    GRANT OF OPTION AND EXERCISE

    1.1 GRANT OF OPTION. Stockholder hereby grants to Parent an irrevocable option (the "Option") to purchase, on the terms and subject to the provisions set forth herein, any or all of the Subject Shares at a price per Subject Share equal to $32.30 (the "Purchase Price"). The Purchase Price shall be appropriately adjusted if, between the date of this Option Agreement and any Closing Date (as defined in Section 1.3), the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction.

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    1.2  EXERCISE OF OPTION.

         (a) Parent may exercise the Option with respect to any or all of the Subject Shares at any time or from time to time following the occurrence of a Purchase Event (as defined in Section 1.2(b)) and on or prior to the Termination Date (as defined in Section 1.2(c)). Parent's right to purchase Subject Shares with respect to which it has exercised the Option shall not terminate on the Termination Date; accordingly, if Parent exercises the Option with respect to any Subject Shares on or prior to the Termination Date, then Parent shall be entitled to purchase such Subject Shares after the Termination Date.

         (b) For purposes of this Option Agreement, a "Purchase Event" shall be deemed to have occurred if an Identified Termination occurs. For purposes of this Option Agreement, an "Identified Termination" shall occur if:

              (i) the Reorganization Agreement is validly terminated by Parent or the Company pursuant to Section 8.1(d) of the Reorganization Agreement at any time after (A) an Acquisition Proposal has been made, submitted or announced (provided such Acquisition Proposal was not "publicly withdrawn" prior to the Company Stockholders' Meeting) or
         (B) the occurrence of a Triggering Event (provided, if such Triggering Event is the result of an Acquisition Proposal, such Acquisition Proposal was not "publicly withdrawn" prior to the Company Stockholders' Meeting); or

              (ii) the Reorganization Agreement is validly terminated by Parent pursuant to Section 8.1(e) of the Reorganization Agreement.

For purposes of this Option Agreement, an Acquisition Proposal shall be deemed to have been "publicly withdrawn" only if (1) the Person who made such Acquisition Proposal publicly announces the withdrawal of such Acquisition Proposal and (2) there shall not have been any public announcement, or any direct or indirect communication to any of the stockholders of the Company, stating or suggesting the possibility that such Acquisition Proposal might be resubmitted or that such Person or any of such Person's affiliates might make, submit or announce any other Acquisition Proposal.

         (c) For purposes of this Agreement, "Termination Date" shall mean the earliest of the following:

              (i) the date upon which the Merger becomes effective;

              (ii) the date 180 days after the date upon which a Purchase Event occurs; or

              (iii) the date upon which the Reorganization Agreement is validly terminated other than by virtue of an Identified Termination;


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PROVIDED, HOWEVER, that, if the Option cannot be exercised prior to the end of such 180-day period by reason of any applicable judgment, decree, order, Legal Requirement or other legal impediment, then the Termination Date shall be extended until the date 30 days after the date on which such impediment is removed (but in no event shall the Termination Date be extended to a date more than 180 days after the end of such 180-day period).

    1.3 CLOSINGS. Whenever Parent wishes to exercise the Option with respect to any Subject Shares, Parent shall deliver to Stockholder a written notice (the date of which being herein referred to as the "Notice Date") specifying (a) the place at which such Subject Shares are to be purchased, (b) the number of Subject Shares to be purchased (the "Exercised Shares") and (c) the date on which such Exercised Shares are to be purchased, which shall not be earlier than three business days nor later than ten business days after the Notice Date. The closing of the purchase of such Exercised Shares (a "Closing") shall occur at the place specified in such written notice and on the date specified in such written notice (the "Closing Date"); PROVIDED, HOWEVER, that: (i) if such purchase cannot be consummated by reason of any applicable judgment, decree, order, Legal Requirement or other legal impediment, such Closing Date may be extended by Parent to a date not more than 30 days after the date on which such impediment is removed; and (ii) if prior notification to or approval of any Governmental Body is required in connection with such purchase, Stockholder shall promptly cause to be filed, and shall expeditiously process, the required notice or application for approval (and Stockholder shall cooperate with Parent in the filing of any such notice or application required to be filed by Parent and the obtaining of any such approval required to be obtained by Parent), and such Closing Date may be extended by Parent to a date not more than 30 days after the later of (A) the date on which any required notification or waiting period has expired or been validly terminated or (B) the date on which any required approval has been obtained (but in no event shall the Termination Date be extended to a date more than 180 days after the original date for closing specified in the written notice of Parent for the purchase of such Exercised Shares).

    1.4  PAYMENT AND DELIVERY OF CERTIFICATES.   On a Closing Date, (i) Parent
will deliver to Stockholder the aggregate Purchase Price then payable for the Exercised Shares in cash (by wire transfer of immediately available funds to a bank account designated by Stockholder or by certified check) and (ii) Stockholder shall deliver to Parent certificates representing such Exercised Shares, duly endorsed in blank or accompanied by stock powers duly executed by Stockholder in blank, in proper form for transfer, with appropriate signature guarantees.

    1.5 DISTRIBUTIONS. Any dividends or other distributions (whether payable in cash, stock or otherwise) by the Company with respect to Exercised Shares with a record date on or after a Notice Date therefor will belong to Parent. If any such dividend or distribution belonging to Parent is paid by the Company to Stockholder, Stockholder shall hold such dividend or distribution in trust for the benefit of Parent and shall promptly remit such dividend or distribution to Parent in exactly the form received, accompanied by appropriate instruments of transfer.


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SECTION 2.    TRANSFER OF SUBJECT SHARES

    2.1 NO DISPOSITION OR ENCUMBRANCE OF SUBJECT SHARES. Stockholder hereby covenants and agrees that, on or prior to the Termination Date, Stockholder will not, directly or indirectly, (a) offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of or transfer (or announce any offer, sale, offer of sale, contract of sale or grant of any option to purchase or other disposition or transfer of) any of the Subject Shares to any Person other than Parent, (b) create or permit to exist any Encumbrance on any of the Subject Shares or (c) reduce his beneficial ownership of, interest in or risk relating to any of the Subject Shares; PROVIDED, HOWEVER, that Stockholder may transfer (free of the restrictions on transfer set forth in this Section 2.1) without consideration, by way of gift to members of Stockholder's immediate family and to organizations qualified under Section 501(c)(3) of the Internal Revenue Code of 1986, up to 100,000 shares of Company Common Stock in the aggregate. The foregoing number of shares shall be appropriately adjusted if, between the date of this Option Agreement and the Expiration Date, the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, stock dividend, reverse stock split, reclassification, recapitalization or other similar transaction.

    2.2 TRANSFER OF VOTING RIGHTS. Stockholder covenants and agrees that, on or prior to the Termination Date, Stockholder will not deposit any of the Subject Shares into a voting trust or grant a proxy or enter into a voting agreement with respect to any of the Subject Shares.


SECTION 3.    REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

    Stockholder hereby represents and warrants to Parent as follows:

    3.1 DUE AUTHORIZATION. Stockholder has all requisite power and capacity to execute and deliver this Option Agreement, to grant the Option and to perform his obligations hereunder. This Option Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to (i) the laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

    3.2  NO CONFLICTS, REQUIRED FILINGS AND CONSENTS.

         (a) The execution and delivery of this Option Agreement by Stockholder do not, and the performance of this Option Agreement by Stockholder will not: (i) conflict with or violate any order, decree or judgment applicable to Stockholder or by which he or any of his properties is bound or affected; or
(ii) result in any breach of or constitute a default (with notice or lapse of time, or both) under, or result in the creation of an Encumbrance on any of the Subject Shares pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of his properties is bound or affected.


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         (b)  The execution and delivery of this Option Agreement by
Stockholder do not, and the performance of this Option Agreement by Stockholder will not, require any Consent of any Person.

    3.3 TITLE TO SUBJECT SHARES. Stockholder owns of record and beneficially the Subject Shares set forth under Stockholder's name on the signature page hereof and does not directly or indirectly own, either beneficially or of record, any shares of capital stock of the Company, or rights to acquire any shares of capital stock of the Company, other than the Subject Shares set forth below Stockholder's name on the signature page hereof. Stockholder has good and marketable title to the Subject Shares free and clear of any Encumbrance, and the transfer by Stockholder of any Exercised Shares hereunder will pass good and marketable title to such Exercised Shares free and clear of any Encumbrance.

    3.4 NO BROKERS. Except for Alex. Brown & Sons Incorporated, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Option Agreement based upon arrangements made by or on behalf of Stockholder.

    3.5 ACCURACY OF REPRESENTATIONS. The representations and warranties of Stockholder contained in this Option Agreement are accurate in all respects as of the date of this Option Agreement, will be accurate in all respects at all times through each Closing Date and will be accurate in all respects as of each Closing Date as if made on that date.

SECTION 4.    REPRESENTATIONS AND WARRANTIES OF PARENT

    Parent hereby represents and warrants to Stockholder as follows:

    4.1 DUE AUTHORIZATION. Parent has all requisite power and authority to perform its obligations under this Option Agreement, and the execution, delivery and performance by Parent of this Option Agreement have been duly authorized by all necessary action on the part of Parent and its board of directors. This Option Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

    4.2  NO CONFLICTS, REQUIRED FILINGS AND CONSENTS.

         (a) The execution and delivery of this Option Agreement by Parent do not, and the performance of this Option Agreement by Parent will not: (i) conflict with or violate any order, decree or judgment applicable to Parent or by which it or any of its properties is bound or affected; or (ii) subject to receipt by Parent of all Consents necessary to perform its obligations upon an exercise of the Option, result in any breach of or constitute a default (with notice or lapse of time, or both) under, any Contract to which such Parent is a party or by which Parent or any of its properties is bound or affected.


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

         (b) The execution and delivery of this Option Agreement by Parent do not require any Consent of any Person.

    4.3 ACCURACY OF REPRESENTATIONS. The representations and warranties of Parent contained in this Option Agreement are accurate in all respects as of the date of this Option Agreement, will be accurate in all respects at all times through each Closing Date and will be accurate in all respects as of each Closing Date as if made on that date.

SECTION 5.    CERTAIN COVENANTS

    5.1 FURTHER ASSURANCES. If Parent shall exercise the Option in accordance with the terms of this Option Agreement, from time to time and without additional consideration, Stockholder will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as Parent may reasonably request for the purpose of effectively carrying out and furthering the intent of this Option Agreement, including the transfer of Exercised Shares to Parent and the release of any and all Encumbrances with respect thereto.

    5.2 LEGENDS. Immediately after the execution of this Option Agreement, Stockholder shall instruct the Company to cause each certificate of Stockholder evidencing the Subject Shares to bear a legend in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE OPTION AGREEMENT DATED AS OF NOVEMBER 2, 1996, AS IT MAY BE AMENDED, BETWEEN THE ISSUER AND THE REGISTERED HOLDER OF THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

    5.3  NO EXERCISE OF APPRAISAL RIGHTS.   If (a) Parent purchases any
Exercised Shares pursuant to the Option, (b) the Board of Directors of the Company recommends to the stockholders of the Company that they vote in favor of an Acquisition Proposal for a merger of the Company that is to be accounted for as a "pooling of interests," (c) such merger is voted upon by the Company's stockholders within 180 days after Parent's purchase of such Exercised Shares and (d) the recommendation of the Board of Directors of the Company in favor of such merger has not been withdrawn and remains in effect as of the time of the vote by the Company's stockholders upon such merger, then Parent shall not exercise any statutory appraisal rights with respect to such Exercised Shares in connection with such merger. Nothing contained in this Section 5.3 or elsewhere in this Option Agreement shall require Parent to vote any shares of Company Common Stock in favor of any such merger, and nothing in this Section 5.3 or elsewhere in this Option Agreement shall preclude Parent from voting any shares of Company Common Stock against such merger.


                                          6

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SECTION 6.    MISCELLANEOUS

    6.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties, covenants and obligations of Stockholder and Parent in this Option Agreement shall survive (i) the Merger, (ii) any termination of the Reorganization Agreement and (iii) any Closing Date.

    6.2  INDEMNIFICATION.

         (a) Each party hereto shall hold harmless and indemnify the other party hereto from and against any Damages (regardless of whether or not such Damages relate to a third-party claim) which are incurred by such other party and that arise from any breach of any representation, warranty, covenant or obligation of such party contained herein.

         (b) If the Merger is consummated, then, from and after the Effective Time, Parent shall, to the fullest extent permitted by law, hold harmless and indemnify Stockholder from and against any Damages which are incurred by Stockholder and that arise from any claim against Stockholder by any third party asserting that Stockholder's entering into this Option Agreement or the grant by Stockholder of the Option hereunder violates any applicable Legal Requirement.

         (c) In the event of the assertion or commencement by any Person of any claim or Legal Proceeding with respect to which Parent may become obligated to hold harmless and indemnify Stockholder under this Section 6.2, (i) Stockholder shall immediately notify Parent of such claim or Legal Proceeding, and (ii) Parent shall have (A) the exclusive right, at its election, to assume and control the defense of such claim or Legal Proceeding (with counsel selected by Parent and reasonably satisfactory to Stockholder) and (B) the right, at its election, to settle, adjust or compromise such claim or Legal Proceeding without the consent of Stockholder. At Parent's reasonable request, Stockholder shall execute a customary agreement in settlement of any such claim or Legal Proceeding which contains a customary release and other customary terms.

    6.3 RELATIONSHIP TO VOTING AGREEMENT. Nothing in this Option Agreement is intended to limit or otherwise affect the provisions of the Voting Agreement dated as of October 28, 1996 between Parent and Stockholder.

    6.4 EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Option Agreement shall be paid by the party incurring such costs and expenses. Any transfer taxes payable in connection with the purchase of Exercised Shares hereunder will be paid by Parent.

    6.5 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party hereto):


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         if to Stockholder:

              20767 Sevilla Lane
              Saratoga, CA  9507
              Facsimile: 408-342-5650

         if to Parent:

              Cadence Design Systems, Inc.
              2655 Seely Avenue
              San Jose, CA  95134
              Attn: General Counsel
              Facsimile: 408-944-0215

    6.6 SEVERABILITY. Any term or provision of this Option Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Option Agreement or affecting the validity or enforceability of any of the terms or provisions of this Option Agreement in any other jurisdiction. If any provision of this Option Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

    6.7 ENTIRE AGREEMENT. This Option Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Option Agreement shall be binding upon either party hereto unless made in writing and signed by both parties hereto. The parties hereto waive trial by jury in any action at law or suit in equity based upon, or arising out of, this Agreement or the subject matter hereof.

    6.8 ASSIGNMENT, BINDING EFFECT. Except as provided herein, neither this Option Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that (i) Parent may assign all or any of its rights and obligations hereunder to any wholly-owned subsidiary of Parent, and (ii) Parent may designate any other Person to receive any Exercised Shares purchased hereunder. Subject to the preceding sentence, this Option Agreement shall be binding upon and shall inure to the benefit of (i) Stockholder and his heirs, successors and assigns and (ii) Parent and its successors and assigns. Notwithstanding anything contained in this Option Agreement to the contrary, nothing in this Option Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective heirs, successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Option Agreement.

    6.9 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage to Parent would occur in the event that any of the provisions of this Option Agreement was not performed


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

by Stockholder in accordance with its specific terms or was otherwise breached, and that irreparable damage to Stockholder would occur in the event that Section
5.3 of this Option Agreement was not performed by Parent in accordance with its specific terms or was otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Option Agreement and to enforce specifically the terms and provisions hereof, and that Stockholder shall be entitled to an injunction or injunctions to prevent breaches of Section 5.3 and to enforce specifically the terms and provisions of Section 5.3. Any such equitable remedy may be sought in any Delaware court or other court of proper jurisdiction, and shall be in addition to any other remedy at law or in equity. The parties hereto agree that (other than with respect to Section 5.3) equitable remedies are not appropriate or necessary for any breach of any provision of this Agreement by Parent. It is accordingly agreed that the sole and exclusive remedy of Stockholder for any breach by Parent of a representation, warranty, covenant or obligation (other than of Section 5.3) shall be an action for damages. Without limiting the generality of the foregoing, no breach by Parent of a representation, warranty, covenant or obligation shall give Stockholder any right to terminate this Option Agreement.

    6.10 OTHER AGREEMENTS. Nothing in this Option Agreement shall limit any of the rights or remedies of Parent or any of the obligations of Stockholder under any Affiliate Agreement or other agreement between Parent and Stockholder.

    6.11 GOVERNING LAW. This Option Agreement shall be governed in all respects by the laws of the State of Delaware, as applied to contracts entered into and to be performed entirely within the State of Delaware.

    6.12 COUNTERPARTS. This Option Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

    6.13 CONSTRUCTION.

         (a) Headings of the Sections of this Option Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

         (b) For purposes of this Option Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.


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         (c)  The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Option Agreement.

         (d) As used in this Option Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

         (e) Except as otherwise indicated, all references in this Option Agreement to "Sections" are intended to refer to Sections of this Option Agreement.

    IN WITNESS WHEREOF, Parent and Stockholder have caused this Option Agreement to be executed as of the date first written above.

                                  CADENCE DESIGN SYSTEMS, INC.


                                  By:  /s/ R.L. Smith McKeithen
                                      --------------------------------------
                                       R.L. Smith McKeithen,
                                       Vice President and General Counsel




                                  /s/ David Chyan
                                  ----------------------------------------
                                  DAVID CHYAN

                                  Address:  20767 Sevilla Lane
                                            Saratogo, CA  95070

                                       Number of Shares of Company
                                  Common Stock owned as of the date
                                  of this Option Agreement: 2,517,944





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